Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, John V. Genova, as President, Chief Executive Officer and Director of Sterling Chemicals, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) the accompanying Form 10-K report of the Company for the period ending December 31, 2009, as furnished with the U.S. Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 24, 2010

/s/ JOHN V. GENOVA
John V. Genova,
President, Chief Executive Officer and Director